Exhibit 99

FOR RELEASE 6:00 AM ET, January 30, 2013

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                      (304) 530-0552
Email:                                rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS FOURTH QUARTER & FULL YEAR 2012 RESULTS

Q4 2012 Diluted EPS $0.22 compared to $0.16 in Q4 2011 and $0.10 in Q3 2012; Full-year 2012 Diluted EPS $0.60 compared to $0.49 in 2011

MOOREFIELD, WV – January 30, 2013 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported fourth quarter 2012 net income applicable to common shares of $1,911,000, or $0.22 per diluted share, compared to $1,331,000, or $0.16 per diluted share, for the fourth quarter of 2011.

Excluding from fourth quarter 2012 nonrecurring items (on a pre-tax basis) consisting of realized securities gains of $103,000, losses on sales of assets of $94,000, charges for other-than-temporary impairment (“OTTI”) of securities of $76,000 and write-downs of foreclosed properties of $748,000, pro forma fourth quarter 2012 earnings were approximately $2.4 million, or $0.28 per diluted share.  Excluding from fourth quarter 2011 nonrecurring realized securities gains of $542,000, gains on sales of assets of $19,000, OTTI of securities of $401,000, and write-downs of foreclosed properties of $882,000, pro forma earnings of $1.8 million would have resulted, or $0.21 per diluted share.

For the full-year 2012, Summit recorded net income applicable to common shares of $4.94 million, or $0.60 per diluted share, compared with $3.70 million, or $0.49 per diluted share, for 2011.

Excluding from the full-year 2012 nonrecurring items (on a pre-tax basis) of realized securities gains of $2.35 million, losses on sales of assets of $677,000, OTTI charges of $451,000 and write-downs of foreclosed properties of $6.86 million, and from the full-year 2011 realized securities gains of $4.01 million, gains on sales of assets of $295,000, OTTI charges of $2.65 million, and write-downs of foreclosed properties of $6.65 million, pro forma earnings for 2012 were approximately $8.49 million, or $0.97 per diluted share, compared to $6.85 million, or $0.86 per diluted share, for 2011.

Highlights for Q4 2012 include:

•	Achieved seventh consecutive quarter of positive quarterly earnings.

•	Nonperforming assets continued to decline, reaching its lowest level since Q1 2011.

•	Net interest margin increased 2 basis points quarter over quarter and 16 basis points compared to Q4 2011.

•	Recorded charges of $748,000 and $76,000, respectively, to write-down foreclosed properties and to recognize OTTI of securities, which were partially offset by $103,000 in realized securities gains.

•	Noninterest expenses remained well-controlled, declining 5.3% compared to Q4 2012 and 0.6% compared to Q3 2012.

•	Summit’s leverage capital ratio is at its highest level in six years and its total risk-based capital ratio is at highest level in twelve years.

H. Charles Maddy III, President and Chief Executive Officer of Summit, commented, “We are pleased by our continued improved earnings performance, progress in reducing our portfolio of problem assets, and strengthened capital levels.  I am particularly pleased that during 2012:  net interest income remained stable, despite a decline in average earning assets; the net interest margin improved; core noninterest income increased, while noninterest expenses declined; and OTTI of securities charges were very modest compared to prior-year amounts, and are expected to remain at relatively low levels.  Reducing our portfolio of problem assets remains our top priority, and we reduced nonperforming assets in each of the four most recent quarters.  However, dispositions of foreclosed properties remain frustratingly slow -- particularly with respect to commercial and residential development properties.  Further, we anticipate earnings may remain choppy quarter-to-quarter in the near term as our foreclosed properties are re-appraised and written-down to estimated fair values on an ongoing basis.”

Results from Operations

Total revenue for full-year 2012, consisting of net interest income and noninterest income, was $45.2 million compared to $45.4 million for the full-year 2011. For the quarter ended December 31, 2012, total revenue was $11.9 million compared to $11.7 million for the same period in 2011.

Total revenue excluding nonrecurring items (as enumerated above) was $12.7 million for fourth quarter 2012 compared to $12.4 million in the prior-year quarter.  For the full-year 2012, total revenue excluding nonrecurring items was $50.8 million versus $50.4 million for the same period in 2011.

For the fourth quarter of 2012, net interest income was $9.9 million, an increase of 2.4 percent from the $9.7 million reported in the prior-year fourth quarter and remained relatively unchanged compared to the linked quarter. The net interest margin for fourth quarter 2012 was 3.19 percent compared to 3.03 percent for the year-ago quarter, and 3.17 percent for the linked quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for fourth quarter 2012 was $2.00 million compared to $1.99 million for the comparable period of 2011. Excluding nonrecurring items (as enumerated above), noninterest income was $2.82 million for fourth quarter 2012, up $107,000 or 3.95 percent from the $2.71 million reported for fourth quarter 2011.

The provision for loan losses was $2.5 million for the fourth quarter of 2012 compared to $2.0 million for the linked and year-ago quarters.

Noninterest expense continues to be well-controlled. Total noninterest expense decreased 5.3% to $7.42 million compared to $7.83 million for the prior-year fourth quarter. Noninterest expense for full-year 2012 was $557,000 or 1.8 percent, less than during 2011. Our cost-saving initiatives continue and their impact remains beneficial.

Balance Sheet

At December 31, 2012, total assets were $1.39 billion, a decrease of $63.0 million, or 4.4 percent since December 31, 2011. Total loans, net of unearned fees, were $937.2 million at December 31, 2012, down $28.3 million, or 2.9 percent, from the $965.5 million reported at year-end 2011.

All loan categories have declined since year-end 2011, except for commercial real estate (“CRE”), the largest component of Summit’s loan portfolio, which increased $1.4 million, or 0.3 percent. The second largest component of Summit’s loan portfolio, residential real estate, declined $2.6 million, or 0.8 percent, while construction and development (“C&D”) loans declined $12.9 million, or 13.4 percent and commercial (“C&I”) loans declined $13.2 million, or 13.3 percent.

At year end, 2012, retail deposits were $757.4 million, a decrease of $26.6 million, or 3.4 percent, since year end 2011. During 2012, retail checking deposits grew $29.2 million, or 11.8 percent, to $276.3 million, while retail savings and time deposits declined during the same period by $15.8 million and $40.0 million, respectively, or 7.6 percent and 12.2 percent, respectively.  This reflects management’s ongoing effort to enhance Summit’s cost of funds by improving its deposit mix by attracting lower-cost checking deposits to replace higher-cost savings and time deposits.

Long-term borrowings and subordinated debentures declined by 21.8 percent since year end 2011, as the Company paid down $67.0 million in maturing borrowings during this period.

Asset Quality

As of December 31, 2012, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $94.0 million, or 6.77 percent of assets. This compares to $99.8 million, or 7.11 percent of assets at the linked quarter, and $116.6 million, or 8.04 percent of assets, at year-end 2011.

Fourth quarter 2012 net loan charge-offs were $2.4 million, or 0.99 percent of average loans annualized; for full year 2012, Summit’s net loan charge-offs were $8.3 million, while adding $8.5 million to its allowance for loan losses. The allowance for loan losses stood at $17.9 million, or 1.88 percent of total loans at December 31, 2012, compared to 1.80 percent at year-end 2011.

Capital Adequacy

 Shareholders’ equity was $108.6 million as of December 31, 2012 compared to $102.6 million December 31, 2011.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), remains well in excess of regulatory requirements for a "well capitalized" institution at December 31, 2012. The Bank’s total risk-based capital ratio improved to 15.0 percent at December 31, 2012 compared to 13.6 percent at December 31, 2011, while its Tier 1 leverage capital ratio improved to 9.8 from the 8.9 percent reported at December 31, 2011. Total common shares outstanding as of December 31, 2012 were 7,425,472.

About the Company

Summit Financial Group, Inc. is a $1.39 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of assets, and write-downs of foreclosed properties to estimated fair value included in its Statements of Income.  Management deems these items to be unusual in nature and believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of Summit's core business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2012 vs Q4 2011

	For the Quarter Ended		Percent
Dollars in thousands	12/31/2012	12/31/2011	Change
Condensed Statements of Income
Interest income
Loans, including fees	$13,512	$14,362	-5.9%
Securities	1,703	2,711	-37.2%
Other	5	13	-61.5%
Total interest income	15,220	17,086	-10.9%
Interest expense
Deposits	3,017	4,302	-29.9%
Borrowings	2,307	3,123	-26.1%
Total interest expense	5,324	7,425	-28.3%
Net interest income	9,896	9,661	2.4%
Provision for loan losses	2,498	1,999	25.0%
Net interest income after provision
for loan losses	7,398	7,662	-3.4%

Noninterest income
Insurance commissions	1,082	1,003	7.9%
Service fees related to deposit accounts	1,092	1,102	-0.9%
Realized securities gains	103	542	-81.0%
Gain (loss) on sale of assets	(94)	18	-622.2%
Other-than-temporary impairment of securities	(76)	(401)	-81.0%
Write-downs of foreclosed properties	(748)	(882)	-15.2%
Other income	644	607	6.1%
Total noninterest income	2,003	1,989	0.7%
Noninterest expense
Salaries and employee benefits	3,799	3,846	-1.2%
Net occupancy expense	495	472	4.9%
Equipment expense	576	593	-2.9%
Professional fees	314	565	-44.4%
FDIC premiums	535	564	-5.1%
Foreclosed properties expense	269	377	-28.6%
Other expenses	1,434	1,417	1.2%
Total noninterest expense	7,422	7,834	-5.3%
Income before income taxes	1,979	1,817	8.9%
Income taxes	(126)	337	-137.4%
Net income	2,105	1,480	42.2%
Preferred stock dividends	194	149	30.2%

Net income applicable to common shares	$1,911	$1,331	43.6%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2012 vs Q4 2011

	For the Quarter Ended		Percent
	12/31/2012	12/31/2011	Change
Per Share Data
Earnings per common share
Basic	$0.26	$0.18	44.4%
Diluted	$0.22	$0.16	37.5%

Average shares outstanding
Basic	7,425,472	7,425,472	0.0%
Diluted	9,601,435	9,044,976	6.2%

Performance Ratios
Return on average equity (A)	7.76%	5.87%	32.2%
Return on average assets	0.60%	0.41%	46.3%
Net interest margin	3.19%	3.03%	5.3%
Efficiency ratio (B)	54.00%	57.17%	-5.5%

         NOTE (A) – Net income divided by total shareholders’ equity.

         NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2012 vs 2011

	For the Years Ended		Percent
Dollars in thousands	12/31/2012	12/31/2011	Change
Condensed Statements of Income
Interest income
Loans, including fees	$55,567	$59,176	-6.1%
Securities	8,282	11,799	-29.8%
Other	35	72	-51.4%
Total interest income	63,884	71,047	-10.1%
Interest expense
Deposits	13,158	18,273	-28.0%
Borrowings	10,906	12,930	-15.7%
Total interest expense	24,064	31,203	-22.9%
Net interest income	39,820	39,844	-0.1%
Provision for loan losses	8,500	10,000	-15.0%
Net interest income after provision
for loan losses	31,320	29,844	4.9%

Noninterest income
Insurance commissions	4,433	4,460	-0.6%
Service fees related to deposit accounts	4,255	4,125	3.2%
Realized securities gains	2,348	4,006	-41.4%
Gain (loss) on sale of assets	(677)	295	-329.5%
Other-than-temporary impairment of securities	(451)	(2,646)	-83.0%
Write-downs of foreclosed properties	(6,862)	(6,651)	3.2%
Other income	2,294	1,961	17.0%
Total noninterest income	5,340	5,550	-3.8%
Noninterest expense
Salaries and employee benefits	15,532	15,833	-1.9%
Net occupancy expense	1,939	1,935	0.2%
Equipment expense	2,349	2,342	0.3%
Professional fees	1,161	1,373	-15.4%
FDIC premiums	2,067	2,423	-14.7%
Foreclosed properties expense	1,221	1,458	-16.3%
Other expenses	5,459	4,921	10.9%
Total noninterest expense	29,728	30,285	-1.8%
Income before income taxes	6,932	5,109	35.7%
Income taxes	1,219	1,035	17.8%
Net income	5,713	4,074	40.2%
Preferred stock dividends	777	371	109.4%

Net income applicable to common shares	$4,936	$3,703	33.3%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2012 vs 2011

	For the Years Ended		Percent
	12/31/2012	12/31/2011	Change
Per Share Data
Earnings per common share
Basic	$0.66	$0.50	32.0%
Diluted	$0.60	$0.49	22.4%

Average shares outstanding
Basic	7,425,472	7,425,472	0.0%
Diluted	9,601,169	8,338,199	15.1%

Performance Ratios
Return on average equity (A)	5.36%	4.32%	24.1%
Return on average assets	0.40%	0.28%	42.9%
Net interest margin	3.19%	3.08%	3.6%
Efficiency ratio (B)	53.78%	55.73%	-3.5%

               NOTE (A) – Net income divided by total shareholders’ equity.

               NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Condensed Statements of Income
Interest income
Loans, including fees	$13,512	$13,648	$14,041	$14,365	$14,362
Securities	1,703	1,934	2,225	2,421	2,711
Other	5	7	12	11	13
Total interest income	15,220	15,589	16,278	16,797	17,086
Interest expense
Deposits	3,017	3,067	3,360	3,713	4,302
Borrowings	2,307	2,587	2,947	3,066	3,123
Total interest expense	5,324	5,654	6,307	6,779	7,425
Net interest income	9,896	9,935	9,971	10,018	9,661
Provision for loan losses	2,498	2,000	2,001	2,001	1,999
Net interest income after provision
for loan losses	7,398	7,935	7,970	8,017	7,662

Noninterest income
Insurance commissions	1,082	1,052	1,141	1,158	1,003
Service fees related to deposit accounts	1,092	1,074	1,075	1,014	1,102
Gain (loss) on sale of assets	(94)	760	320	1,165	18
Realized securities gains (losses)	103	16	(523)	(77)	542
Other-than-temporary impairment of securities	(76)	(39)	(106)	(229)	(401)
Write-downs of foreclosed properties	(748)	(2,571)	(1,631)	(1,912)	(882)
Other income	644	514	552	584	607
Total noninterest income	2,003	806	828	1,703	1,989
Noninterest expense
Salaries and employee benefits	3,799	3,940	3,892	3,901	3,846
Net occupancy expense	495	476	490	479	472
Equipment expense	576	576	603	594	593
Professional fees	314	289	242	316	565
FDIC premiums	535	510	500	522	564
Foreclosed properties expense	269	356	233	362	377
Other expenses	1,434	1,325	1,335	1,365	1,417
Total noninterest expense	7,422	7,472	7,295	7,539	7,834
Income before income taxes	1,979	1,269	1,503	2,181	1,817
Income taxes	(126)	272	590	483	337
Net income	2,105	997	913	1,698	1,480
Preferred stock dividends	194	194	194	194	149
Net income applicable to common shares	$1,911	$803	$719	$1,504	$1,331

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Per Share Data
Earnings per common share
Basic	$0.26	$0.11	$0.10	$0.20	$0.18
Diluted	$0.22	$0.10	$0.09	$0.18	$0.16

Average shares outstanding
Basic	7,425,472	7,425,472	7,425,472	7,425,472	7,425,472
Diluted	9,601,435	9,601,278	8,927,802	9,600,017	9,044,976

Performance Ratios
Return on average equity (A)	7.76%	3.71%	3.44%	6.49%	5.87%
Return on average assets	0.60%	0.28%	0.25%	0.47%	0.41%
Net interest margin	3.19%	3.17%	3.20%	3.20%	3.03%
Efficiency ratio (B)	54.00%	54.37%	53.13%	53.71%	57.17%

           NOTE (A) – Net income divided by average total shareholders’ equity.

           NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Assets
Cash and due from banks	$3,833	$3,752	$4,266	$4,059	$4,398
Interest bearing deposits other banks	10,969	13,441	14,288	26,855	28,294
Securities	281,539	291,992	289,151	292,002	286,599
Loans, net	937,168	940,933	948,294	957,797	965,516
Property held for sale	56,172	56,033	60,069	61,584	63,938
Premises and equipment, net	21,129	21,265	21,470	21,756	22,084
Intangible assets	8,300	8,387	8,475	8,563	8,651
Cash surrender value of life insurance policies	29,553	30,065	29,808	29,559	29,284
Other assets	38,441	38,218	40,620	42,190	41,357
Total assets	$1,387,104	$1,404,086	$1,416,441	$1,444,365	$1,450,121

Liabilities and Shareholders' Equity
Retail deposits	$757,429	$766,555	$767,413	$785,283	$784,029
Wholesale deposits	269,696	260,752	234,256	225,856	232,471
Short-term borrowings	3,958	20,957	10,957	15,956	15,956
Long-term borrowings and
subordinated debentures	239,657	240,133	290,024	303,510	306,643
Other liabilities	7,809	8,361	8,084	9,361	8,456
Shareholders' equity	108,555	107,328	105,707	104,399	102,566
Total liabilities and shareholders' equity	$1,387,104	$1,404,086	$1,416,441	$1,444,365	$1,450,121

Book value per common share (A)	$11.31	$11.20	$11.01	$10.87	$10.68
Tangible book value per common share (A)	$10.44	$10.33	$10.13	$9.98	$9.78
Tangible equity / Tangible assets	7.3%	7.1%	6.9%	6.7%	6.5%

NOTE     NOTE (A) –  Assumes conversion of convertible preferred stock
NOTE
NOTE

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SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Summit Financial Group, Inc.
Total Risk Based Capital	14.0%	13.8%	13.6%	13.3%	13.0%
Tier 1 Risk Based Capital	11.6%	11.3%	11.1%	10.8%	10.5%
Tier 1 Leverage Ratio	8.3%	8.0%	7.9%	7.8%	7.6%

Summit Community Bank, Inc.
Total Risk Based Capital	15.0%	14.6%	14.3%	14.0%	13.6%
Tier 1 Risk Based Capital	13.7%	13.3%	13.1%	12.7%	12.3%
Tier 1 Leverage Ratio	9.8%	9.5%	9.3%	9.1%	8.9%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Commercial	$85,829	$88,997	$92,060	$99,386	$99,024
Commercial real estate
Owner occupied	154,252	150,090	152,347	153,528	158,754
Non-owner occupied	276,082	279,132	280,891	275,727	270,226
Construction and development
Land and development	79,335	82,857	84,383	88,212	93,035
Construction	3,772	2,087	1,793	2,148	2,936
Residential real estate
Non-jumbo	216,714	215,584	217,321	219,485	221,733
Jumbo	61,567	62,748	61,962	62,836	61,535
Home equity	53,263	53,455	51,692	50,884	50,898
Consumer	20,586	21,290	21,212	21,573	22,325
Other	3,701	2,513	2,523	2,540	2,762
Total loans, net of unearned fees	955,101	958,753	966,184	976,319	983,228
Less allowance for loan losses	17,933	17,820	17,890	18,522	17,712
Loans, net	$937,168	$940,933	$948,294	$957,797	$965,516

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Retail Deposit Composition

Dollars in thousands	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Non interest bearing checking	$100,592	$96,764	$96,172	$87,916	$88,655
Interest bearing checking	175,706	177,236	164,867	172,506	158,483
Savings	193,039	197,610	204,509	212,402	208,809
Time deposits	288,092	294,945	301,865	312,459	328,082
Total retail deposits	$757,429	$766,555	$767,413	$785,283	$784,029

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011
Gross loan charge-offs	$2,545	$2,142	$2,790	$1,340	$2,368
Gross loan recoveries	(160)	(73)	(156)	(149)	(133)
Net loan charge-offs	$2,385	$2,069	$2,634	$1,191	$2,235

Net loan charge-offs to average loans (annualized)	0.99%	0.86%	1.08%	0.49%	0.91%
Allowance for loan losses	$17,933	$17,820	$17,890	$18,523	$17,712
Allowance for loan losses as a percentage
of period end loans	1.88%	1.86%	1.85%	1.89%	1.80%
Nonperforming assets:
Nonperforming loans
Commercial	$5,002	$5,343	$6,476	$2,477	$3,259
Commercial real estate	2,556	2,803	3,536	4,282	7,163
Commercial construction and development	-	428	662	799	1,052
Residential construction and development	13,641	16,333	16,735	21,375	22,634
Residential real estate	16,522	18,809	18,550	17,754	18,187
Consumer	55	88	78	81	145
Total nonperforming loans	37,776	43,804	46,037	46,768	52,440
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	11,835	11,802	12,029	14,703	15,721
Commercial construction and development	17,597	17,683	18,632	17,377	17,101
Residential construction and development	23,074	23,769	26,014	25,724	27,877
Residential real estate	3,666	2,779	3,393	3,780	3,239
Total foreclosed properties	56,172	56,033	60,068	61,584	63,938
Other repossessed assets	6	-	-	266	263
Total nonperforming assets	$93,954	$99,837	$106,105	$108,618	$116,641

Nonperforming loans to period end loans	3.96%	4.57%	4.76%	4.79%	5.33%
Nonperforming assets to period end assets	6.77%	7.11%	7.49%	7.52%	8.04%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Commercial	$180	$874	$300	$689	$533
Commercial real estate	437	1,264	1,787	2,776	5,746
Construction and development	-	56	293	518	1,756
Residential real estate	6,170	4,346	5,763	5,509	6,633
Consumer	326	313	408	242	466
Total	$7,113	$6,853	$8,551	$9,734	$15,134

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q4 2012 vs Q4 2011
	Q4 2012			Q4 2011
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$956,864	$13,436	5.59%	$985,496	$14,287	5.75%
Tax-exempt	6,184	117	7.53%	6,115	114	7.40%
Securities
Taxable	226,629	1,097	1.93%	225,089	1,817	3.20%
Tax-exempt	75,466	912	4.81%	86,389	1,353	6.21%
Interest bearing deposits other banks
and Federal funds sold	10,779	4	0.15%	25,926	13	0.20%
Total interest earning assets	1,275,922	15,566	4.85%	1,329,015	17,584	5.25%

Noninterest earning assets
Cash & due from banks	4,166			4,229
Premises & equipment	21,266			22,274
Other assets	113,952			121,215
Allowance for loan losses	(18,053)			(18,211)
Total assets	$1,397,253			$1,458,522

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$179,198	$78	0.17%	$156,751	$94	0.24%
Savings deposits	194,839	307	0.63%	208,772	427	0.81%
Time deposits	556,748	2,632	1.88%	573,798	3,781	2.61%
Short-term borrowings	10,263	7	0.27%	11,879	6	0.20%
Long-term borrowings and
subordinated debentures	239,722	2,300	3.82%	307,937	3,117	4.02%
Total interest bearing liabilities	1,180,770	5,324	1.79%	1,259,137	7,425	2.34%

Noninterest bearing liabilities
Demand deposits	99,845			89,640
Other liabilities	8,198			8,958
Total liabilities	1,288,813			1,357,735

Shareholders' equity - preferred	9,326			8,315
Shareholders' equity - common	99,114			92,472
Total liabilities and
shareholders' equity	$1,397,253			$1,458,522

NET INTEREST EARNINGS		$10,242			$10,159

NET INTEREST MARGIN			3.19%			3.03%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2012 vs YTD 2011

	YTD 2012			YTD 2011
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$963,209	$55,248	5.74%	$987,315	$58,911	5.97%
Tax-exempt	6,628	483	7.29%	5,105	402	7.87%
Securities
Taxable	233,560	5,689	2.44%	252,901	9,106	3.60%
Tax-exempt	71,937	3,929	5.46%	63,894	4,080	6.39%
Interest bearing deposits other banks
and Federal funds sold	19,731	35	0.18%	33,690	72	0.21%
Total interest earning assets	1,295,065	65,384	5.05%	1,342,905	72,571	5.40%

Noninterest earning assets
Cash & due from banks	4,188			4,022
Premises & equipment	21,578			22,620
Other assets	118,427			118,408
Allowance for loan losses	(18,157)			(18,161)
Total assets	$1,421,101			$1,469,794

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$170,698	$325	0.19%	$152,552	$391	0.26%
Savings deposits	203,908	1,361	0.67%	207,226	1,899	0.92%
Time deposits	548,044	11,472	2.09%	601,925	15,983	2.66%
Short-term borrowings	13,248	31	0.23%	4,238	8	0.19%
Long-term borrowings and
subordinated debentures	276,092	10,875	3.94%	315,900	12,921	4.09%
	1,211,990	24,064	1.99%	1,281,841	31,202	2.43%
Noninterest bearing liabilities
Demand deposits	94,243			85,247
Other liabilities	8,256			8,474
Total liabilities	1,314,489			1,375,562

Shareholders' equity - preferred	9,326			4,738
Shareholders' equity - common	97,286			89,494
Total liabilities and
shareholders' equity	$1,421,101			$1,469,794

NET INTEREST EARNINGS		$41,320			$41,369

NET INTEREST MARGIN			3.19%			3.08%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Years Ended
Dollars in thousands	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Net income applicable to common shares - excluding
realized securities gains, gains/losses on sales of assets,
other-than-temporary impairment of securities and
write-downs of foreclosed properties	$2,424	$1,786	$8,491	$6,850

Realized securities gains	103	542	2,348	4,006
Applicable income tax effect	(38)	(201)	(869)	(1,482)
Gain (loss) on sale of assets	(94)	19	(677)	295
Applicable income tax effect	35	(7)	250	(109)
Other-than-temporary impairment of securities	(76)	(401)	(451)	(2,646)
Applicable income tax effect	28	148	167	979
Write-downs foreclosed properties	(748)	(882)	(6,862)	(6,651)
Applicable income tax effect	277	326	2,539	2,461
	(513)	(455)	(3,555)	(3,147)
GAAP net income applicable to common shares	$1,911	$1,331	$4,936	$3,703

Diluted earnings per common share - excluding realized
securities gains, gains/losses on sales of assets,
other-than-temporary impairment of securities and
write-downs of foreclosed properties
	$0.28	$0.21	$0.97	$0.86

Realized securities gains	0.01	0.06	0.24	0.48
Applicable income tax effect	-	(0.02)	(0.09)	(0.18)
Gain (loss) on sale of assets	(0.01)	-	(0.07)	0.04
Applicable income tax effect	-	-	0.03	(0.01)
Other-than-temporary impairment of securities	(0.01)	(0.04)	(0.05)	(0.32)
Applicable income tax effect	-	0.01	0.02	0.12
Write-downs of foreclosed properties	(0.08)	(0.10)	(0.71)	(0.80)
Applicable income tax effect	0.03	0.04	0.26	0.30
	(0.06)	(0.05)	(0.37)	(0.37)
GAAP diluted earnings per common share	$0.22	$0.16	$0.60	$0.49

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended		For the Years Ended
Dollars in thousands	12/31/2012	12/31/2011	12/31/2012	12/31/2011

Total revenue - excluding realized securities gains,
gains/losses on sales of assets, other-than-temporary
impairment of securities and write-downs of
foreclosed properties	$12,714	$12,372	$50,802	$50,390

Realized securities gains	103	542	2,348	4,006
Gain (loss) on sale of assets	(94)	19	(677)	295
Other-than-temporary impairment of securities	(76)	(401)	(451)	(2,646)
Write-downs of foreclosed properties	(748)	(882)	(6,862)	(6,651)
	(815)	(722)	(5,642)	(4,996)
GAAP total revenue	$11,899	$11,650	$45,160	$45,394

Total noninterest income - excluding realized securities
gains, gains/losses on sales of assets, other-than-
temporary impairment of securities and write-downs
of foreclosed properties	$2,818	$2,711	$10,982	$10,545

Realized securities gains	103	542	2,348	4,006
Gain (loss) on sale of assets	(94)	19	(677)	295
Other-than-temporary impairment of securities	(76)	(401)	(451)	(2,645)
Write-downs of foreclosed properties	(748)	(882)	(6,862)	(6,651)
	(815)	(722)	(5,642)	(4,995)
GAAP total noninterest income	$2,003	$1,989	$5,340	$5,550